                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF

                               LOISLAW.COM, INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED DECEMBER 29, 2000
                                       BY
                             LL ACQUISITION CORP.,
                     AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF

                        WOLTERS KLUWER U.S. CORPORATION

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
     CITY TIME, ON MONDAY, JANUARY 29, 2001, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:
                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                       BY MAIL:                                                 BY HAND:
       Morgan Guaranty Trust Company of New York                Morgan Guaranty Trust Company of New York
               Corporate Reorganization                      c/o Securities Transfer and Reporting Services
                     PO Box 43006                                     100 William Street, Galleria
              Providence, RI  02940-3006                                   New York, NY  10038

                 BY OVERNIGHT COURIER:                                 BY FACSIMILE TRANSMISSION:
       Morgan Guaranty Trust Company of New York                             (781) 575-4826
    c/o Colbert Management Corporate Reorganization
                  40 Campanelli Drive                                     CONFIRM BY TELEPHONE:
                 Braintree, MA  02184                                        (781) 575-4816

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by stockholders of Loislaw.com, Inc. either if certificates evidencing shares of Common Stock (as defined below) are to be forwarded herewith or if a tender of such shares is to be made by book-entry transfer to the account of Morgan Guaranty Trust Company of New York, as depositary (the "Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in
Section 3--"Procedure for Tendering Shares" of the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                                        DESCRIPTION OF SHARES TENDERED
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) AND                        SHARE(S) TENDERED
   SHARES TENDERED APPEAR(S) ON SHARE CERTIFICATE(S))        (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
                                                                             TOTAL NUMBER
                                                           CERTIFICATE         OF SHARES           NUMBER
                                                           NUMBER(S)*        EVIDENCED BY         OF SHARES
                                                                            CERTIFICATE(S)*      TENDERED**

                                                          TOTAL SHARES

 * Need not be completed by stockholders delivering Shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each certificate delivered to the Depositary are being tendered. See Instruction 4 of this Letter of Transmittal.

     The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing shares of Common Stock tendered hereby. The certificates and the number of shares of Common Stock that the undersigned wishes to tender should be indicated in the appropriate boxes.

     Holders of shares of Common Stock whose certificates are not immediately available, or who are unable to deliver their certificates and all other documents required by this Letter of Transmittal to the Depositary on or prior to the Expiration Date (as defined in Section 1--"Terms of the Offer; Expiration Date; Extension of Tender Period; Termination; Amendment" of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their shares must tender their shares pursuant to the guaranteed delivery procedure set forth in
 Section 3--"Procedure for Tendering Shares" of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal.

                       NOTE: SIGNATURES MUST BE PROVIDED BELOW.

                  PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

 / /  I HAVE LOST MY CERTIFICATES THAT REPRESENTED ________ SHARES OF COMMON
     STOCK AND REQUIRE ASSISTANCE IN OBTAINING A REPLACEMENT CERTIFICATE. I UNDERSTAND THAT I MUST CONTACT INTERWEST TRANSFER COMPANY (THE "TRANSFER AGENT") TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES. SEE INSTRUCTION 10.

 / /  CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
     DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
     FOLLOWING:

 Name of Tendering Stockholder(s)' Institution_________________________________

Account Number_________________________________________________________________

 Transaction Code Number_______________________________________________________

 / /  CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF
     GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

Name(s) of Tendering Stockholder(s)____________________________________________

 Window Ticket Number (if any)_________________________________________________

 Date of Execution of Notice of Guaranteed Delivery____________________________

 Name of Institution Which Guaranteed Delivery_________________________________

If Delivery by Book-Entry Transfer:
 Name of Tendering Institution_________________________________________________

 Account Number________________________________________________________________

 Transaction Code Number_______________________________________________________

 Ladies and Gentlemen:

     The undersigned hereby tenders to LL Acquisition Corp., a Delaware corporation (the "Offeror") and an indirect wholly-owned subsidiary of Wolters Kluwer U.S. Corporation, a Delaware corporation (the "Parent"), the above described shares of common stock, par value $.001 per share (the "Common Stock"), of Loislaw.com, Inc., a Delaware corporation (the "Company"), pursuant to the Offeror's offer to purchase all of the outstanding shares of Common Stock (the "Shares"), at a purchase price of $4.3545 per Share, net to the seller in cash, without interest (such price or such higher price per share as may be paid in the Offer (as defined below), referred to herein as the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 29, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer").

     Subject to, and effective upon, the acceptance for payment of the Shares tendered herewith, in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror, all right, title and interest in and to all of the Shares tendered hereby and all dividends (other than quarterly cash dividends having a record date prior to the Offeror purchasing and becoming a record holder of such Shares), distributions (including, without limitation, distributions of additional Shares) and rights declared, issued, paid or distributed in respect of such Shares on or after December 29, 2000, and payable or distributable to the undersigned on a date prior to the transfer to the name of the Offeror (or nominee or transferee of the Offeror) on the Company's stock transfer records of the Shares tendered herewith (collectively, "Distributions") and irrevocably constitutes and appoints Hugh J. Yarrington and Bruce C. Lenz, and each of them, as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to
 (i) deliver certificates for such Shares and all Distributions or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror, upon receipt by the Depositary, as the undersigned's agent, of the Offer Price, (ii) present such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby irrevocably appoints Hugh J. Yarrington and Bruce
 C. Lenz, and each of them, as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or the substitute for any such attorney and proxy shall, in the sole discretion of each such attorney and proxy, deem proper, and otherwise act (by written consent or otherwise) with respect to all of the Shares tendered hereby (and any Distributions) which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not adjourned or postponed), or consent in lieu of any such meeting or otherwise. This power of attorney and proxy is irrevocable and is granted in consideration of, and is effective upon, the Offeror's oral or written notice to the Depositary of its acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall revoke all other powers of attorney and proxies given by the undersigned at any time with respect to such Shares (and any Distributions), and no subsequent powers of attorney, proxies or written consents may be given (and if given or executed shall not be effective) by the undersigned with respect thereto. The undersigned acknowledges and understands that in order for Shares to be deemed validly tendered, immediately upon the Offeror's acceptance for payment of such Shares, the Offeror must be able to exercise full voting power and other rights of a record and beneficial holder, including, without limitation, voting at any meeting of the Company's stockholders or acting by written consent, with respect to such Shares (and any Distributions).

     The undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and (ii) when the same are accepted for payment by the Offeror, the Offeror will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, claims and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Offeror all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Offeror shall be entitled, subject to applicable law, to all rights and privileges as owner of each such Distribution and may withhold the entire Offer Price or deduct from the Offer Price the amount or value of such Distribution as determined by the Offeror in its sole discretion.

     No authority conferred herein or agreed to be conferred herein shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. Except as described in Section 4--"Withdrawal Rights" of the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the acceptance for payment of tendered Shares by the Offeror pursuant to any of the procedures described in Section 2--"Acceptance for Payment and Payment for Shares" of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Offeror may not be required to accept for payment any of the Shares tendered hereby. See
 Section 14--"Certain Conditions to Our Obligations" of the Offer to Purchase.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please issue the check for the Offer Price for all Shares purchased and return any certificates for Shares not tendered or not purchased, in the name(s) of the registered holder(s) appearing above under "Description of Shares of Common Stock Tendered". Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions", please mail the check for the Offer Price for all Shares purchased and return any certificates for any Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares of Common Stock Tendered". If the boxes entitled "Special Delivery Instructions" and "Special Payment Instructions" are both completed, please issue the check for the Offer Price for all Shares purchased and return any certificates for Shares not tendered or not purchased in the name(s) of, and deliver said check and/or certificate(s) to, the person(s) so indicated. Unless otherwise indicated in the box entitled "Special Payment Instructions", in the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility with any Shares not purchased. The undersigned recognizes that the Offeror has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name(s) of the registered holder(s) thereof if the Offeror does not accept for payment any of the Shares tendered hereby.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

 To be completed ONLY if the check for the Offer Price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

 Issue / / Check  / / Certificate(s) to:

 Name _________________________________________________________________________

                                 (PLEASE PRINT)

 Address ______________________________________________________________________
  _____________________________________________________________________________

                               (INCLUDE ZIP CODE)
  _____________________________________________________________________________

            (RECIPIENT'S TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE W-9 BELOW)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

 To be completed ONLY if the check for the Offer Price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares of Common Stock Tendered".

 Issue / / Check  / /  Certificate(s) to:

 Name _________________________________________________________________________

                                 (PLEASE PRINT)

 Address ______________________________________________________________________

  _____________________________________________________________________________

                               (INCLUDE ZIP CODE)

  _____________________________________________________________________________

            (RECIPIENT'S TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE W-9 BELOW)

                                   IMPORTANT
                            STOCKHOLDERS: SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

 ______________________________________________________________________________

 ______________________________________________________________________________

                        (SIGNATURE(S) OF STOCKHOLDER(S))
 Dated: ________________________

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

 Name(s) ______________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

                                 (PLEASE PRINT)

 Capacity (Full Title) ________________________________________________________

 Address ______________________________________________________________________

                               (INCLUDE ZIP CODE)

 Area Code and Telephone Number _______________________________________________

 Tax Identification or Social Security Number _________________________________

                                            (See Substitute Form W-9 below)

                           GUARANTEE OF SIGNATURE(S)

                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
     FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN THE SPACE BELOW.

 Authorized Signature(s) ______________________________________________________

 Name _________________________________________________________________________

                                 (PLEASE PRINT)

 Title ________________________________________________________________________

 Name of Firm _________________________________________________________________

 Address ______________________________________________________________________

                               (INCLUDE ZIP CODE)

 Area Code and Telephone Number _______________________________________________

 Dated: ________________________

            PAYER'S NAME: MORGAN GUARANTY TRUST COMPANY OF NEW YORK

-------------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE Form W-9                        PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT           Social Security Number or
Department of the Treasury                 RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.       Employer Identification Number
Internal Revenue Service                                                                        -------------------------------
                                                                                                (if awaiting TIN write "Applied
                                                                                                             For")
 PAYER'S REQUEST FOR TAXPAYER
 IDENTIFICATION NUMBER ("TIN")
                                           ----------------------------------------------------------------------------------

PART 2--CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to
me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup, do not cross out item (2).
                                           ----------------------------------------------------------------------------------
                                                                                                           PART 3--
                                                                                                       Awaiting TIN / /
Signature   Dated
                                           ----------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a taxpayer identification number within 60 days.

  Signature ____________________________  Dated ___________________

  Name (Please print) _____________________________________________

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. SIGNATURE GUARANTEE. No signature guarantee on this Letter of Transmittal is required if (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares tendered herewith, unless such holder(s) have completed either the box entitled "Special Delivery Instructions" or "Special Payment Instructions" on this Letter of Transmittal) or (ii) such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith, or unless an Agent's Message (as defined in Section 2-- "Acceptance for Payment and Payment for Shares" of the Offer to Purchase) is utilized, if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3--"Procedure for Tendering Shares" of the Offer to Purchase. Certificates for all physically tendered Shares, or timely confirmation of a book-entry transfer (a "Book Entry Confirmation") into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, this Letter of Transmittal (or manually signed facsimile hereof) properly completed and duly executed with all required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary at the address set forth herein on or prior to the Expiration Date (as defined in Section 1--"Terms of the Offer; Expiration Date; Extension of Tender Period; Termination; Amendment" of the Offer to Purchase), or the tendering stockholder must comply with the guaranteed delivery procedures set forth below. If certificates are forwarded to the Depositary in multiple deliveries, this Letter of Transmittal (or manually signed facsimile hereof) properly completed and duly executed with all required signature guarantees must accompany each such delivery.

    Stockholders whose certificates for Shares are not immediately available, who cannot deliver their certificates and all other required documents to the Depositary on or prior to the Expiration Date, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3--"Procedure for Tendering Shares" of the Offer to Purchase. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution,
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Offeror, must be received by the Depositary, either by hand delivery, mail or facsimile transmission, on or prior to the Expiration Date and (iii) the certificates for all physically tendered shares, in proper form for transfer (or Book-Entry Confirmation) together with this Letter of Transmittal (or manually signed facsimile thereof) properly completed and duly executed with all required signature guarantees or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of the execution and delivery to the Depositary of the Notice of Guaranteed Delivery. A trading day is any day on which the Nasdaq National Market is open for business.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED FOR SUCH DOCUMENTS TO REACH THE DEPOSITARY. EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Shares of Common Stock Tendered" is inadequate, the certificate numbers, the number of Shares evidenced by such certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

    4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any certificate delivered to the Depositary herewith are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered". In such case, as soon as practicable after the Expiration Date, new certificate(s) evidencing the remainder of the Shares that were evidenced by the certificates delivered to the Depositary herewith will be sent by Interwest Transfer Company (the "Transfer Agent") for the Shares to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions". All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the certificates without alteration, enlargement or any other change whatsoever. Do not sign the back of the certificates.

    If any Share tendered hereby is held of record by two or more holders, all such holders must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made, or certificates for Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case the certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s), and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares tendered hereby, the certificates tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on such certificates and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of such person's authority to so act must be submitted.

    6. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the Offer Price of any Shares tendered hereby is to be issued, or certificate(s) not tendered or not purchased are to be issued, in the name of a person other than the person signing this Letter of Transmittal, or if the check or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal, or to the person(s) signing this Letter of Transmittal but at an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed.

    7. STOCK TRANSFER TAXES. Except as set forth in this Instruction 7, the Offeror will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of the purchased Shares to it, or to its order, pursuant to the Offer. If, however, payment of the Offer Price of any Shares purchased is to be made to, or certificate(s) for Shares not tendered or not purchased are to be issued in the name of, a person other than the registered owner(s), or if tendered certificates are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the Offer Price of such shares purchased, unless evidence satisfactory to the Offeror of the payment of such taxes or exemption therefrom is submitted.

    8. WAIVER OF CONDITIONS. Subject to the terms of the Merger Agreement (as defined in the Offer to Purchase), the conditions of the Offer may be waived by the Offeror, in whole or in part, at any time and from time to time in the Offeror's sole discretion, in the case of any Shares tendered.

    9. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the stockholder's social security or federal employer identification number, and with certain other information, on the Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that the stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box (Part 2) of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the Offer Price of all Shares purchased from such stockholder. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with the TIN within 60 days, the Depositary will withhold 31% on all payments of the Offer Price to such stockholder until a TIN is provided to the Depositary.

    10. LOST, MUTILATED, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing shares has been lost, mutilated, destroyed or stolen, the stockholder should complete this Letter of Transmittal and check the appropriate box above and promptly notify the Transfer Agent. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen certificates have been followed. To expedite replacement, call the Transfer Agent at (801) 272-9294. The stockholder may also be required to give the Company a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been lost, mutilated, destroyed or stolen. There can be no assurance that such lost, mutilated, destroyed or stolen certificate(s) will be replaced prior to the Expiration Date.

    11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or the Dealer Manager at the addresses and telephone numbers set forth below. Holders of Shares may also contact their brokers, dealers, commercial banks or trust companies or other nominees for assistance concerning the Offer.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE HEREOF) PROPERLY COMPLETED AND DULY EXECUTED (WITH ALL REQUIRED GUARANTEES AND CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY PROPERLY COMPLETED AND DULY EXECUTED MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN SECTION 1--"TERMS OF THE OFFER; EXPIRATION DATE; EXTENSION OF TENDER PERIOD; TERMINATION; AMENDMENT" OF THE OFFER TO PURCHASE).

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                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's current TIN on Substitute Form W-9. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

    Certain stockholders (including, among others, all corporation, and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual or a foreign entity to qualify as an exempt recipient, that stockholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any payment made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments made to a stockholder or other payee with respect to shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder's current TIN (or the TIN of any other payee) by completing the form, certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (1) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the TIN (I.E., social security number or employer identification number) of the record owner of the shares tendered hereby. If the shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

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                    THE INFORMATION AGENT FOR THE OFFER IS:

                                     [LOGO]

                          17 State Street, 10th Floor
                           New York, New York  10004
                 BANKS AND BROKERS CALL COLLECT: (212) 440-9800
                   ALL OTHERS CALL TOLL FREE: (800) 223-2064

                      THE DEALER MANAGER FOR THE OFFER IS:

                              MERRILL LYNCH & CO.
                          Four World Financial Center
                           New York, New York  10080
                          Call Collect: (212) 236-3790